UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: April 21, 2010
(Date of earliest event reported)

ENERGIZ RENEWABLE, INC.
(Exact name of registrant as specified in its charter)

Florida --------------------------------	000-27279 --------------------------------	65-1016255 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 First Street
Keyport, NJ 07735
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(Address of principal executive offices) (Zip Code)

(732) 319-9235
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE MANAGEMENT

Item  5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On Wdnesday, April 21, 2010 the Board of Directors of the Registrant met and approved to amend to the Articles of Incorporation of the Registrant to increase its authorized common shares whereby the amendment states as follows:

The Corporation shall be authorized to issue one class of capital stock, designated as "Common Stock".  The Corporation shall be authorized to issue 100,000,000 shares of Common Stock, $0.0001 par value.

On Monday, April 26, 2010 the Articles of Amendment to Articles of Incorporation of Energiz Renewable, Inc. was filed with the Florida Secretary of State.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statement and Exhibits.

                        Exhibit 3.1             Articles of Amendment to Articles of Incorporation of Energiz Renewable, Inc. as filed with the Florida Secretary of State on April 26, 2010.

SIGNATURE

ENERGIZ RENEWABLE, INC.
(Registrant)

Date: May 6, 2010	By: /s/ EDWARD T. WHELAN
Edward T. Whelan
Chief Executive Officer and
Chief Financial Officer
(Duly Authorized Officer)